                                                                    EXHIBIT 10.5


                  FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT
                    AND FIRST AMENDMENT TO ESCROW AGREEMENT

        This First Amendment to Asset Purchase Agreement and First Amendment to Escrow Agreement (this "First Amendment") is made as of this __th day of May,
                        ---------------
2001 by and among Cisco Systems, Inc, a California corporation ("Cisco Inc."),
                                                                 ----------
CAIS Internet, Inc., a Delaware corporation ("CAIS Internet"), CAIS Software
                                              -------------
Solutions, Inc., a California corporation ("CAIS Software"), and CAIS, Inc., a
                                            -------------
Virginia corporation ("CAIS Inc."), with the agreement and consent of Cisco
                       --------
Systems Capital Corporation ("Lender"), as undersigned. Capitalized terms used
                              ------
but not otherwise defined herein shall have the meaning set forth in the Purchase Agreement (as defined below).

                                   WITNESSETH

                  WHEREAS, Cisco Inc., CAIS Software, CAIS Internet, and CAIS Inc. entered into an Asset Purchase Agreement (the "Purchase Agreement"), dated
                                                    ------------------
as of October 19, 2000, providing for the purchase by Cisco Inc. from CAIS Software and CAIS Inc. of all of the assets, properties and rights of CAIS Software and CAIS Inc. relating to the Business;

                  WHEREAS, pursuant to Article VIII of the Purchase Agreement ("Article VIII"), an Initial Escrow Amount in the original principal sum of
  ------------
$15,000,000 plus a Special Escrow Amount in the original principal sum of $25,500,000 were each to be held and administered as an Escrow Fund by the Escrow Agent for the benefit of Cisco Inc., subject to the rights of the Escrow Participants to receive the sums remaining at the end of the Escrow Periods, all according to the terms and conditions set forth in Article VIII;

                  WHEREAS, pursuant to Article VIII, Cisco Inc., CAIS Software, CAIS Internet, CAIS Inc., and Escrow Agent entered into that certain Escrow Agreement ("Escrow Agreement") dated as of December 4, 2000, and the Escrow
            ----------------
Amount is, as of the date hereof, being held and administered by the Escrow Agent in accordance with the terms of the Escrow Agreement;

                  WHEREAS, CAIS Software, CAIS Internet, and CAIS Inc. have each requested Cisco Inc. to agree to the early release of $41,300,000 from the $41,325,000 comprising the Escrow Amount (original principal balance of $40,500,000, plus interest accrued thereupon in the approximate amount of $825,000, as of May 1, 2001), all for the purposes of funding (i) a payment to Science Applications International Corporation ("SAIC") in the amount of $13,500,000 in full settlement of SAIC's lien claim against the Escrow Fund and obtaining related releases, and (ii) a distribution to Lender in the amount of $27,800,000 in payment of certain Obligations outstanding under the Credit Agreement (as defined hereinafter) and related loan documents, with such release to be made notwithstanding the fact that the Escrow Periods provided for under
Article VIII have not terminated as of the date hereof, and Cisco Inc. is willing to consent to such early release on the terms and conditions set forth herein below;

                  WHEREAS, CAIS Inc. and Lender are parties to that certain Agreement dated as of June 30, 1999 (as amended, modified, renewed or extended from time to time, the "Credit Agreement") providing for extensions of credit by
                        ----------------
Lender to CAIS Inc., and in connection therewith,

CAIS Internet delivered to Lender that certain Guaranty dated as of June 30, 1999 (as amended, modified, renewed or extended from time to time, the "Guaranty"), whereby CAIS Internet guaranteed the indebtedness and other
 --------
obligations of CAIS Inc. to Lender under the Credit Agreement;

                  WHEREAS, in connection with the Credit Agreement, CAIS Inc.
(i) made and delivered that certain Security Agreement ("Borrower Security
                                                         -----------------
Agreement") dated as of June 30, 1999, for the benefit of Lender, granting
---------
Lender a security interest in, among other things, all accounts, contract rights, rights to payment, money and instruments, and other obligations of any kind owed to CAIS Inc., and all general intangibles, investment property, and other personal property of CAIS Inc., and all proceeds of any of the foregoing, as more particularly set forth in the Borrower Security Agreement, and (ii) made and delivered as debtor those certain UCC-1 financing statements, which financing statements were duly filed to perfect Lender's security interest under the Borrower Security Agreement;

                  WHEREAS, in connection with the Guaranty, CAIS Internet (i) made and delivered that certain Security Agreement ("Guarantor Security
                                                     ------------------
Agreement") dated as of June 30, 1999, for the benefit of Lender, granting
---------
Lender a security interest in, among other things, all accounts, contract rights, rights to payment, money and instruments, and other obligations of any kind owed to CAIS Internet, and all general intangibles, investment property, and other personal property of CAIS Internet, and all proceeds of any of the foregoing, as more particularly set forth in the Guarantor Security Agreement, and (ii) made and delivered as debtor those certain UCC-1 financing statements, which financing statements were duly filed to perfect Lender's security interest under the Guarantor Security Agreement;

                  WHEREAS, the parties hereto desire to amend the provisions the Purchase Agreement, including Article VIII thereof, and the provisions of the Escrow Agreement to provide, among other things, for certain immediate disbursements therefrom, all on terms and conditions as more particularly set forth herein below.

                  NOW, THEREFORE, the parties hereto, in consideration of the confirmation of the foregoing recitals and the mutual covenants contained herein, and intending to be legally bound, hereby agree as follows:

         SECTION 1 Amendment to Purchase Agreement, Article VIII, Section 8.4,
                   ----------------------------------------------------------
and Escrow Agreement, Section 3. The provisions of Section 8.4 of Article VIII
-------------------------------
of the Purchase Agreement and the provisions of Section 3 of the Escrow Agreement are each hereby deleted in their entirety and are amended and restated to read as follows:

                  [Section 8.4 / Section 3.] Disbursements from Escrow; Escrow
                                             ---------------------------------
                  Period; Insurance Option; Claims.
                  --------------------------------

                           (a) Disbursements from Escrow. The parties shall
                               -------------------------
                               forthwith request and instruct the Escrow Agent
                               =========
                               to make the following disbursements from the Escrow Fund pursuant to the terms of separate joint written escrow instructions to Escrow Agent to be delivered by Parent, Seller, Affiliate, Buyer, and Lender:

                                    (i)   To SAIC, a disbursement in the amount
                                    of $13,500,000.00 (Thirteen Million Five
                                    Hundred Thousand and 00/100 Dollars);

                                    (ii)  To Cisco Systems Capital Corporation,
                                    forthwith, a disbursement in the amount of $27,800,000.00 (Twenty-Seven Million Eight Hundred Thousand and 00/100 Dollars); and

                                    (iii) Upon presentation to Escrow Agent of an Officer's Certificate from Buyer stating that the Claims Insurance Policy (as defined below) is in force, a disbursement to CAIS Internet, Inc. of cash in the amount necessary to reduce the Escrow Fund to a balance of $1,000.00 (One Thousand and 00/100 Dollars). Buyer and Lender agree that such cash disbursement shall be free and clear of any lien or claim of Buyer or of Lender.

                           (b) Escrow Period. The remaining portion of the
                               -------------
                           Escrow Amount, in the sum of $1,000.00 (One Thousand and 00/100 Dollars), plus any additional interest or earnings subsequently accrued thereupon, plus any additional sums required by the Escrow Agent to be deposited by Buyer in order to maintain a minimum balance in the account in which the Escrow Amount is held, shall remain in the Escrow Fund until, and the escrow period (the "Escrow Period") shall terminate
                                               -------------
                           at, 11:59 p.m. Pacific Standard Time on, the earlier
                           of (i) December 4, 2006, or (ii) the date specified by Buyer in a notice (the "Notice") delivered to the
                                                      ------
                           Escrow Agent. Buyer shall pay the Escrow Agent such fees as are established by the Fee Schedule attached to and incorporated in the Escrow Agreement.

                           (c) Insurance Option. Parent, Seller, and Affiliate,
                               ----------------
                           collectively, covenant and agree that on or before June 30, 2001, they shall either (i) obtain an insurance policy fully pre-paid by or on behalf of Parent, naming Buyer as insured and providing coverage in an aggregate amount of not less than $5,000,000 (Five Million and 00/100 Dollars) with coverage commencing on or before June 30, 2001, and continuing through December 4, 2006, insuring Buyer against any Buyer Damages which Buyer could assert under Section 8.2(a)(iv) of the Purchase Agreement, with said policy to be issued by an insurer and upon terms and conditions reasonably acceptable to Buyer (a "Claims Insurance Policy"), or (ii) obtain a Claims Insurance Policy providing a benefit amount of less than $5,000,000 and, together therewith, either deposit cash in the Escrow Fund, or provide a letter of credit for the benefit of Buyer, in form and by an issuer reasonably acceptable to Buyer, in such amount (the "Deductible Amount"), as may be required to supplement coverage under the Claims Insurance Policy, or (iii) in the event no Claims Insurance Policy is then in place, deposit $5,000,000 (the "Cash Substitute") in ready funds in the Escrow Fund. Buyer and Parent agree to cause instructions to be delivered to the Escrow Agent releasing from the Escrow Fund the Cash Substitute, together with all interest earned thereon, to or for the account of Parent on such date, whether before or after June 30, 2001, as Parent, Seller or Affiliate shall furnish the Claims Insurance Policy and any required Deductible Amount. Parent, Seller, or Affiliate shall reimburse Buyer's reasonable expenses, including legal fees and costs, incurred in connection with their exercise of the insurance option and related transactions set forth in this sub-paragraph. Buyer
                                                                         =====
                           shall provide Parent with a monthly written statement
                           =====================================================
                           of the amount of such expenses on a one-month
                           =============================================
                           trailing basis.
                           ==============

                           (d) Security Agreement; Power of Attorney. The
                               -------------------------------------
                           obligations of Parent, Seller, and Affiliate under subparagraph (c) hereof shall be secured by, and Parent, Seller, and Affiliate hereby grant, a security interest in favor of Buyer attaching to (i) their rights under and in connection with the Escrow Agreement and the Escrow Fund and any Claims Insurance Policy; (ii) all equipment of Parent, Seller, and Affiliate that has been purchased from Buyer or an affiliate of Buyer, and all data, software, and other information to the extent stored therein; and (iii) all proceeds of the collateral described in the preceding sub-clauses (i) and (ii). Parent, Seller, and Affiliate, and each of them, hereby agree to execute such financing statements and related documents and provide such other cooperation as may be necessary to accomplish the foregoing and further hereby irrevocably makes, constitutes, and appoints Buyer as its true and lawful agent and attorney-in-fact for the purposes of executing and filing any such financing or continuation statements and authorizes Buyer to file any such financing or continuation statements without the signature of Parent, Seller, and/or Affiliate as debtor to the extent permitted by applicable law.

                           (e) Release of Security Interests.
                               -----------------------------

                                    (i)   Upon satisfaction of the obligations
                           of Parent, Seller and Affiliate under subparagraph
                           (c) hereof, Buyer shall release, and promptly cause to be filed releases and termination statements in such forms as may reasonably be requested by Parent, of all its liens and security interests in the assets, rights and properties of Parent and Affiliate, except that Buyer shall not release its security interest in the rights of Parent and Affiliate under and in connection with the Escrow Agreement and the Escrow Fund and the Claims Insurance Policy, and proceeds thereof (collectively, the "Retained Liens"), which security interest shall continue in order to secure the obligations of Parent, Seller, and Affiliate under
                           Article VIII of the Purchase Agreement, the Escrow Agreement, and the First Amendment. Except for the Retained Liens, all claims of Buyer upon Parent, Seller, and Affiliate with respect to Buyer Damages under the Purchase Agreement and the Escrow Agreement shall be otherwise unsecured.

                                    (ii)  Buyer shall fully release the Retained
                           Liens promptly following the last to occur of the following:

                                             (x) the sixth anniversary after the
                           Closing Date under the Purchase Agreement has passed and Parent, Seller, and Affiliate have not breached their obligations under the First Amendment, or, to the extent continuing or revived, the Loan Documents; and

                                             (y) Buyer has been paid in full, or
                           has released, all claims in connection with Buyer Damages under the terms of the Escrow Agreement and Annex A thereto or, alternately, all applicable Escrow Periods have run under the terms of the Escrow Agreement and Annex A thereto and no claims for Buyer Damages are then outstanding.

                           (f) Release of Escrow Amounts Not Intended to Release
                               -------------------------------------------------
                           Or Modify Indemnities. Notwithstanding the releases
                           ---------------------
                           from the Escrow Fund, and the option for insurance to be placed in favor of Buyer, all as authorized and instructed pursuant to this Section, the scope of Seller's and Parent's indemnification of the Seller Indemnified Persons pursuant to the Purchase Agreement shall remain unmodified and undiminished, except that such indemnification shall not have the benefit of the cash disbursed from the Escrow Fund pursuant to Section 3(a) of the Escrow Agreement as amended by the First Amendment, and provided further that such indemnification shall be an unsecured claim except to the extent otherwise set forth herein.

         SECTION 2 Revival of Obligations. Notwithstanding anything to the
                   ----------------------
contrary in this First Amendment, a material term of the consideration for the agreement of Cisco Inc. hereunder to permit early releases of the Escrow Fund, and an express condition to such agreement, are the payments to be made to Lender pursuant to the Section 1 herein above. Therefore, in the event that any such payment to Lender, or any portion thereof, is rescinded, voided, or must otherwise be refunded by Lender or otherwise paid or released by Lender, for any reason whatsoever, then all such sums shall be returned by Lender directly to the Escrow Fund to serve as a source of payment for Buyer's Damages as originally contemplated under Article VIII of the Purchase Agreement, and the related obligations of CAIS Software, CAIS Internet, and CAIS Inc. thereunder shall be automatically revived and reinstated, in full force and effect, all to the extent that and as though such releases from the Escrow Fund had never been made, and as if the Purchase Agreement and the Escrow Agreement had never been amended to permit such releases, and CAIS Software, CAIS Internet, and CAIS Inc. hereby agree to execute such other and further documents as Cisco Inc. may then require for the purpose of evidencing and giving notice of the same and hereby irrevocably appoint Cisco Inc. as their attorney-in-fact for the purpose of executing such documents.

         SECTION 3 Amendment to Purchase Agreement, Article VIII, Section 8.5.
                   ----------------------------------------------------------
The provisions of Section 8.5 of Article VIII of the Purchase Agreement are hereby deleted in their entirety and are amended and restated to read as follows:

                  8.5      Claims upon Escrow Fund.
                           -----------------------
                           (a) Upon receipt by the Escrow Agent, on or before the last day of the Escrow Period, of a certificate signed by any officer of Buyer (an "Officer's
                                                               ---------
                           Certificate"):
                           -----------

                                    (i)   stating that Buyer Damages exist and,
                                    solely in the case of Section 8.2(a)(i), specifying that such Buyer Damages are in an aggregate amount greater than $100,000; and

                                    (ii)  specifying in reasonable detail the
                                    individual items of such Buyer Damages
                                    included in the amount so stated, the date each such item was paid, or properly accrued or arose, the nature of the misrepresentation, breach of warranty or claim to which such item is related;

                           the Escrow Agent shall, subject to the provisions of Sections 8.6 and 8.7 below, deliver to Buyer out of the Escrow Fund, as promptly as practicable, and to the extent sufficient funds remain in the Escrow Fund, a portion of the Escrow Amount (and/or interest or earnings thereon) having a value equal to such Buyer Damages.

         SECTION 4 Amendment to Escrow Agreement, Section 4. The provisions of
                   ----------------------------------------
Section 4 of the Escrow Agreement are hereby deleted in their entirety and are amended and restated to read as follows:

                  4.       Duties of Escrow Agent. In addition to the Duties set
                           ----------------------
                           forth in Article VIII, the Duties of the Escrow Agent shall include the following:

                                    (a) The Escrow Agent shall hold and
                                    safeguard the Escrow Fund during the Escrow
                                    Period and shall treat such Escrow Fund as a trust fund in accordance with the terms of this Agreement and Article VIII and not as the property of Buyer or as the property of Seller, Parent, or Affiliate, and shall hold and dispose of the Escrow Fund only in accordance with the terms hereof and of
                                    Article VIII.

                                    (b) Promptly following termination of the Escrow Period as set forth in Section 3(b) of the Escrow Agreement, as the same may from time to time be amended, the Escrow Agent shall release (i) that part of the remaining Escrow Amount and any Earnings thereon in excess of any amount sufficient to satisfy any unsatisfied claims specified in any Officer's Certificate theretofore delivered to the Escrow Agent prior to the termination of the Escrow Period with respect to facts and circumstances existing prior to expiration of the Escrow Period and shall deliver said sums to the Escrow Participants, at their addresses and in the proportions set forth in Annex B and (ii) that part, if any, of the Escrow Fund deposited by Buyer in order to maintain a minimum balance in the account in which the Escrow Amount is held, and any Earnings thereon, and shall deliver said sums according to the written instructions of Buyer. As soon as all Buyer's Damages claims have been resolved, the Escrow Agent shall deliver the remaining Escrow Amount (and Earnings thereon) that is not required to satisfy such claims and expenses to the Escrow Participants, at their addresses and in the proportions set forth in Annex B.

                                    (c) Any Earnings on the Escrow Fund shall be distributed to Buyer and/or the Escrow Participants, as the case may be, in accordance with, and in proportion to, the distributions of the Escrow Amount made to such parties, but without reference to any distributions made to other parties.

         SECTION 5 Amendment to Purchase Agreement, Section 9.5. Sub-clause (b)
                   --------------------------------------------
of Section 9.5 of the Purchase Agreement is hereby deleted in its entirety and is amended and restated to read as follows:

                           (b) are not intended to confer upon any other person any rights or remedies hereunder, except that Cisco Systems Capital Corporation shall be an express third-party beneficiary of
                           Section 8.4 this Agreement;

         SECTION 6 General.
                   -------

                           (a) Purchase Agreement and Escrow Agreement Not
                               -------------------------------------------
Otherwise Affected. Except as expressly amended pursuant hereto, the Purchase
------------------
Agreement and the Escrow Agreement shall remain unchanged and in full force and effect according to their terms, which are hereby ratified and confirmed. The parties' execution and delivery of this First Amendment shall not be deemed to create a course of dealing or otherwise create any express or implied duty to enter into other or further amendments to or modifications of any agreements existing between any of them.

                           (b) Recitals Are Material Terms. The recitals set
                               ---------------------------
forth above are hereby confirmed and agreed to by the parties hereto as true and correct in all respects as of the date hereof and shall comprise material terms of this First Amendment.

                           (c) No Reliance. The parties hereto acknowledge and
                               -----------
confirm to each other that each such party is executing this First Amendment on the basis of its own investigation and for its own reasons, without reliance upon any agreement, representation, understanding or communication by or on behalf of any other party hereto.

                           (d) Binding Effect. This First Amendment shall be
                               --------------
binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns.

                           (e) Governing Law. This First Amendment shall be
                               -------------
governed by, and construed in accordance with, the law of the State of California.

                           (f) Complete Agreement; Amendments. This First
                               ------------------------------
Amendment contains the entire and exclusive agreement of the parties hereto with reference to the matters expressly set forth herein. This First Amendment supersedes all prior commitments, drafts, communications, discussions and understandings, oral and written, with respect thereto. This First Amendment may not be modified, amended or otherwise altered except in accordance with the terms of the Purchase Agreement.

                           (g) Severability. Whenever possible, each provision
                               ------------
of this First Amendment shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this First Amendment shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extend of such prohibition or invalidity without affecting the remaining provisions of this First Amendment, or the validity or effectiveness of such provision in any other jurisdiction.

                           (h) Counterparts. This First Amendment may be
                               ------------
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

                           (i) Interpretation. This First Amendment is the
                               --------------
result of negotiations between the parties hereto, and has been reviewed by their respective counsel, and is therefore the product of all parties hereto. Accordingly, this First Amendment and any alleged ambiguities herein shall not be construed against any party, including by reason of such party's involvement in the preparation hereof.

                  (j) Form of Releases; Further Assurances. Where Buyer is
                      ------------------------------------
obligated hereunder to cause the release of security interests in the asset of any party, it is understood, and Buyer hereby confirms, that such obligation includes the execution and delivery of such Uniform Commercial Code termination statements, lien releases, termination of assignments of trade marks and copyrights, discharges of security interests, and other similar discharges and release documents (including, if applicable, in recordable form) as are necessary or as are reasonably requested by the debtor party to release the security interests, financing statements and all other notices of security interests and liens in favor of Buyer or its affiliates. The parties agree to execute and deliver to one another such additional documents and additional information as any of them may reasonably require to carry out the agreements and terms of this First Amendment.

                  IN WITNESS WHEREOF, the undersigned have caused this First Amendment to be executed and delivered by their respective officers, duly authorized, all as of the date first written above.

                                       CAIS INTERNET, INC.

                                       By:
                                           -------------------------
                                       Name:
                                             -----------------------
                                       Title:
                                              ----------------------



                                       CAIS SOFTWARE SOLUTIONS, INC.

                                       By:
                                           -------------------------
                                       Name:
                                             -----------------------
                                       Title:
                                              ----------------------

                                       CAIS, INC.

                                       By:
                                           -------------------------
                                       Name:
                                             -----------------------
                                       Title:
                                              ----------------------



                                       CISCO SYSTEMS, INC.

                                       By:
                                           -------------------------
                                       Name:
                                             -----------------------
                                       Title:
                                              ----------------------



THE PROVISIONS SET FORTH HEREIN ABOVE
ARE HEREBY AGREED AND CONSENTED TO
AS OF THE DATE FIRST WRITTEN ABOVE:



                                       CISCO SYSTEMS CAPITAL CORPORATION

                                       By:
                                           -------------------------
                                       Name:
                                             -----------------------
                                       Title:
                                              ----------------------